Rule 424(b)



		File.: 333-05688
	EXHIBIT A


No.
          AMERICAN DEPOSITARY

SHARES (Each American
Depositary Share
represents 50
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF HK$0.10 EACH
OF
PEARL ORIENTAL HOLDINGS
LIMITED
(INCORPORATED UNDER THE LAWS
OF BERMUDA)

OVERSTAMP: Effective May 18,
2009 the companys new name is
Loudong General Nice
Resources(China)Holdings
Limited



            The Bank of New
York, as depositary
(hereinafter called the
Depositary), hereby certifies
that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES

representing
__________________ deposited
shares (herein called Shares)
of PEARL ORIENTAL HOLDINGS
LIMITED, incorporated under
the laws of BERMUDA (herein
called the Company).  At the
date hereof, each American
Depositary Share represents 50
Shares deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the
main Hong Kong office of The
Hongkong and Shanghai Banking
Corporation Limited (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.



            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
_______________, 1996 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Companys
Memorandum of Association and
By-laws and  applicable laws,
the Owner hereof is entitled
to delivery, to him or upon
his order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.


3.  TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.The
transfer of this Receipt is
registrable on the books of
the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge
including, without any
limitation, any tax imposed by
the laws of Hong Kong and
Bermuda, and any stock
transfer or registration fee
with respect thereto
(including any such tax,
charge or fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary and
the Company may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, Article 24
of this Receipt and applicable
securities laws.



            The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary or the Company are
closed, or if any such action
is deemed necessary or
advisable by the Depositary or
the Company at any time or
from time to time because of
any requirement of law or of
any government or governmental
body or commission, or under
any provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, )ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.  LIABILITY OF OWNER FOR
TAXES.If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary
and the Depositary shall
either remit the same to the
appropriate governmental
agency and/or apply such
payment by the Owner to
reimburse itself or any other
party to the extent the
Depositary or any other such
party has already paid or is
required to pay such amounts
to the appropriate
governmental authority.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

            5.  WARRANTIES OF
DEPOSITORS.



            Every person
depositing Shares, including
any person effecting any Pre-
Release, shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
or will be validly issued,
fully paid, non-assessable,
and free of any preemptive
rights of the holders of
outstanding Shares and that
the person making such deposit
is duly authorized so to do.
Every such person shall also
be deemed to represent that
upon deposit such Shares and
the Receipts evidencing
American Depositary Shares
representing such Shares would
not be Restricted Securities.
 Such representations and
warranties shall survive the
deposit of Shares and issuance
or cancellation of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

            Any person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file with the Depositary,
the Company or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration
on the books of the Company or
the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
or the Company may deem
necessary or proper.  The
Depositary may, and shall if
requested by the Company,
withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Hong Kong
and/or Bermuda which is then
performing the function of the
regulation of currency
exchange.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  Unless
otherwise agreed, the
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.



            The following
charges for which the Company
shall have no responsibility
or liability shall be incurred
by any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:
(1) taxes and other
governmental charges, (2) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share register of the Company
or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $10.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.03, or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 of the Deposit
Agreement, (6) a fee not in
excess of $.02 per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited to
Sections 4.01 through 4.04 of
the Deposit Agreement, (7) a
fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee for
the execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit of such
securities (for purposes of
this clause 7 treating all
such securities as if they
were Shares), but which
securities are instead
distributed by the Depositary
to Owners and (8) a fee not in
excess of $1.50 per
certificate for a Receipt or
Receipts for transfers made
pursuant to Section 2.04. of
the Deposit Agreement.

            The Bank of New
York, other than in its
capacity as the Depositary
under the Deposit Agreement,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.  The Depositary, in
its capacity as Depositary,
shall be permitted to engage
in Pre-Release activities in
accordance with Section 2.09
of the Deposit Agreement and
in transactions in securities
of the Company associated with
such activities and may own
and sell deposited securities
as expressly provided in the
Deposit Agreement.

            8.  LOANS AND PRE-
RELEASE OF SHARES AND
RECEIPTS.



            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of
the Deposit Agreement (a Pre-
Release).  The Depositary may,
pursuant to Section 2.05 of
the Deposit Agreement, deliver
Shares upon the receipt and
cancellation of Receipts which
have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
 Each Pre-Release will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash, U.S.
government securities or such
other collateral as the
Depositary deems will provide
substantially similar
liquidity and security, (c)
terminable by the Depositary
on not more than five (5)
business days notice, and (d)
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

            Notwithstanding
anything contained herein to
the contrary, the Depositary
shall comply with written
notice from the Company
instructing the Depositary not
to Pre-Release Receipts and to
terminate any outstanding Pre-
Releases in accordance with
the respective terms thereof.
 The Depositary shall
thereafter resume making Pre-
Releases in accordance with
this Section 2.09 upon written
authorization from the
Company.

            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

            9.	DISCLOSURE OF
BENEFICIAL OWNERSHIP.



            The Company may from
time to time request Owners to
provide information (a) as to
the capacity in which such
Owners own or owned American
Depositary Shares, (b)
regarding the identity of any
other persons then or
previously interested in such
American Depositary Shares and
(c) the nature of such
interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Company or
the Depositary pursuant to
this paragraph Section 3.04 of
the Deposit Agreement.  The
Depositary agrees to use
reasonable efforts to comply
with written instructions
received from the Company
requesting that the Depositary
forward any such requests to
the Owners and to forward to
the Company any responses to
such requests received by the
Depositary.

            Owners will be
subject to the provisions of
the Hong Kong Securities
(Disclosure of Interests)
Ordinance (the Ordinance) and
any other legislation or
regulations of Hong Kong from
time to time in effect
regarding the disclosure of
interests in Shares.  For the
purposes of this Section, the
term interest shall have the
meaning ascribed thereto in
the Ordinance.  Under the
Ordinance, an Owner may have a
duty to notify the Company if
such Owner becomes aware that
its interest in Shares
(including its interest in
Shares represented by American
Depositary Shares) equals or
exceed 10% or more of the
issued share capital of the
Company.  Such Owner may be
required to further notify the
Company of certain changes in
such Owners interest in the
Shares, or if such Owner
ceases to have an interest in
10% or more of the issued
share capital of the Company.
 Under the Ordinance, the
Company has certain rights and
duties to make inquiries to
persons whom the Company knows
or has reasonable cause to
believe to be interested in
the Shares (including in
Shares represented by American
Depositary Shares) concerning
such persons interest in the
Shares.  In the event that any
person with whom the Company
has made such inquires fails
to respond thereto, such
person may also be subject to
sanctions and criminal
penalties.  The Depositary
agrees that it shall use
reasonable efforts to assist
the Company in obtaining such
information with respect to
American Depositary Shares,
provided that, except as
otherwise provided in this
Deposit Agreement, nothing
herein shall be interpreted as
obligating the Depositary to
provide or obtain any such
information not provided to
the Depositary by such Owners
or otherwise in the possession
of the Depositary.

            10.	TAKEOVERS.

            Each Owner agrees
that in relation to the
acquisition of beneficial
ownership or control of Shares
(including Shares represented
by American Depositary
Shares), the Owner shall have
regard to and shall comply
with the Code on Takeovers and
Mergers issued by the
Securities and Futures
Commission of Hong Kong as
such code may be amended and
supplemented from time to time
and agrees to comply with such
other laws, regulations and
codes of practice applicable
to the acquisition of
beneficial ownership or
control of Shares in Hong Kong
whether or not such may be
enforceable against such
Owners.




            11.  TITLE TO
RECEIPTS.

            It is a condition of
this Receipt and every
successive holder and Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of the state of
New York; provided, however,
that the Depositary and the
Company, notwithstanding any
notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement and for all
other purposes and neither the
Depositary nor the Company
will have any obligation or be
subject to any liability under
the Deposit Agreement to any
holder of this Receipt unless
such holder is the Owner
hereof.

            12.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar
for the Receipts shall have
been appointed, countersigned
by the manual or facsimile
signature of a duly authorized
officer of the Registrar.

            13.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Commission with certain public
reports and documents required
by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.



            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English.
            The Depositary will
keep books for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners and the Company of
Receipts provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

            14.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary or the Custodian
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a foreign
currency can in the judgment
of the Depositary be converted
on a reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert
such dividend or distribution
into dollars and will
distribute the amount thus
received to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company, the
Custodian or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the
Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.



            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary or the
Custodian receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may, upon consultation with
the Company, deem equitable
and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Section 5.09 of
the Deposit Agreement) shall
be distributed by the
Depositary to the Owners of
Receipts entitled thereto as
in the case of a distribution
received in cash.

            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may with the
Companys prior written consent
and shall if the Company shall
so request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

            In the event that
the Depositary determines that
any distribution in property
other than cash (including
Shares and rights to subscribe
therefor) or any Deposited
Securities is subject to any
tax or other governmental
charges which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights
to subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any
such taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

            15.	CONVERSION OF
FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
can be and the resulting
Dollars transferred to the
United States, the Depositary
shall convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may
deem desirable, upon
consultation with the Company.
 The Company shall not be
obligated to make any such
filings.

            If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.



            If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto for whom such
conversion and distribution is
not practicable and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto for whom such
conversion and distribution is
not practicable.

16.  RIGHTS.In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall have discretion, after
consultation with the Company,
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available in Dollars to such
Owners or, if by the terms of
such rights offering, or for
any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all Owners
or to certain Owners but not
to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.



            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to certain Owners,
it may sell the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act with
respect to a distribution to
Owners or are registered under
the provisions of such Act.
If an Owner of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.



            Subject to the
preceding paragraph, in
circumstances in which rights
would otherwise not be
distributed, if any Owner of
Receipts request the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

            The Depositary and
the Company shall have no
responsibility or obligation
to determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular and shall not be
responsible for failure to do
so.  Nothing in this Receipt
or the Deposit Agreement shall
create any obligation on the
part of the Company to alter
the terms or conditions of any
offering or distribution of
rights or to file a
registration statement with
respect to such rights or the
securities obtainable pursuant
to such rights or to endeavor
to have such registration
statement declared effective.

            17.  RECORD DATES.

            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date after consultation with
the Company, if different from
the record date applicable to
the Shares or other Deposited
Securities, (a) for the
determination of the Owners of
Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (b) on or after
which each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions of
the Deposit Agreement.



18.  VOTING OF DEPOSITED
SECURITIES.Upon receipt of
notice of any meeting of
holders of Shares or
solicitation of consent
proxies or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the
reasonable discretion of the
Depositary in a form approved
by the Company, which shall
contain (a) such information
as is contained in such notice
of meeting, (b) a statement
that the Owners of Receipts as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of
applicable laws, regulations,
law and exchange requirements,
and the Memorandum of
Association and By-laws of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the number of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may be
given.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not, and the
Depositary shall ensure that
each Custodian and any of
their nominees shall not, (i)
vote or attempt to exercise
the right to vote that
attaches to the Shares or
other Deposited Securities,
other than in accordance with
such instructions, or (ii)
exercise any voting rights in
respect of the Deposited
Securities for which no voting
instructions have been
received.

            19.  CHANGES
AFFECTING DEPOSITED
SECURITIES.


In circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion or replacement
of or otherwise in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, with the
Companys approval and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            20.	LIABILITY OF
THE COMPANY AND DEPOSITARY.





            Neither the
Depositary nor the Company nor
any of their directors,
employees, agents or
affiliates shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority or stock exchange,
or by reason of any provision,
present or future, of the
Memorandum of Association and
By-laws of the Company, or by
reason of any provision of any
securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any
act of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company, nor
any of their directors,
employees, agents or
affiliates incur any liability
to any Owner or holder of a
Receipt by reason of any non-
performance or delay, caused
as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to any Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Depositary
and the Company shall be
protected in acting upon any
written notice, request,
direction or other document
believed to be genuine and to
have been signed or presented
by the proper party or
parties.  With respect to any
Pre-Release (as defined in
Section 2.09 of the Deposit
Agreement), the Company shall
not be responsible for any
liabilities or expenses (a)
which may be imposed under any
United States Federal, state
or local income tax laws or
(b) which may arise out of the
failure of the Depositary to
deliver Deposited Securities
when required under the terms
of Section 2.05 hereof of the
Deposit Agreement.  The
preceding sentence shall not
apply to any liability or
expense which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum),
relating to the offer of sale
of American Depositary Shares,
except to the extent any such
liability or expense arises
out of (i) information
relating to the Depositary or
any Custodian, as applicable,
furnished in writing and not
materially changes or altered
by the Company expressly for
use in any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.

            The Company agrees
to indemnify the Depositary,
its directors, employees,
agents and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the reasonable fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence, willful
misconduct or bad faith of
either of them, or (ii) by the
Company or any of its
directors, employees, agents
and affiliates.  No disclaimer
of liability under the
Securities Act is intended by
any provision of the Deposit
Agreement.

            The indemnities
contained in the preceding
paragraph shall not extend to
any liability or expense which
may arise out of any Pre-
Release (as defined in Section
2.09 or paragraph (8)) but
only to the extent that any
such liability or expense
arises in connection with (a)
any United States Federal,
state or local income tax
laws, or (b) the failure of
the Depositary to deliver
Deposited Securities when
required under the terms of
Section 2.05 under the deposit
Agreement.  However, the
indemnities contained in the
preceding paragraph shall
apply to any liability or
expense which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum), or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
offer of sale of American
Depositary Shares, except to
the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian,
as applicable, furnished in
writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.



            The Depositary
agrees to indemnify the
Company, its directors,
employees, agents and
affiliates and hold them
harmless from any liability or
expense (including but not
limited to, the reasonable
fees and expenses of counsel)
which may arise out of acts
performed or omitted by the
Depositary or its Custodian or
their respective directors,
employees, agents and
affiliates due to their
negligence, willful misconduct
or bad faith.

            Any person seeking
indemnification hereunder (an
Indemnified Person) shall
notify the person from whom it
is seeking indemnification
(the Indemnifying Person) of
the commencement of any
indemnifiable action or claim
promptly after such
Indemnified Person becomes
aware of such commencement and
shall consult in good faith
with the Indemnifying Person
as to the conduct of the
defense of such action or
claim, which dauphins shall be
reasonable under the
circumstances.  No Indemnified
Person shall compromise or
settle any action or claim
without the consent in writing
of the Indemnifying Person.

            21.	RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect  upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

            22.  AMENDMENT.



            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase
any fees or charges (other
than taxes and other
governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement or the
Receipts as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented
thereby.

            23.	TERMINATION OF
DEPOSIT AGREEMENT.



            The Depositary
shall, at any time at the
direction of the Company,
terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt will,
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, will be
entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.  The obligations of
the Depositary under Article
18 hereof shall survive the
termination of the Deposit
Agreement.






	A-44